WILLIAM BLAIR FUNDS
SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2021, AS SUPPLEMENTED
At a special meeting of the shareholders of William Blair Short Duration Bond Fund (the “Fund”) held on January 27, 2022, shareholders approved certain changes to the Fund. These changes are described in further detail below.
Change to the Fund’s Investment Objective
Effective immediately, the Fund’s fundamental investment objective is changed from:
The William Blair Short Duration Bond Fund seeks a high level of current income with relative stability of principal.
to:
The William Blair Short Duration Bond Fund seeks to generate current income, consistent with relative stability of capital.
Corresponding changes are made to the third paragraph of the “Additional Information Regarding Investment Objectives and Strategies – Investment Objectives and Strategies” section of the Fund’s Prospectus.
Fundamental Investment Policy Change
Effective immediately, the “Summary – Principal Investment Strategies” section of the Fund’s Prospectus is hereby replaced with:
As a matter of fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. For purposes of this policy, “bonds” include all types of fixed income instruments. Such instruments include, but are not limited to, corporate debt securities; obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities; collateralized obligations, which are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized (i.e., secured as to payment of interest and/or principal) by a portfolio or pool of assets, such as mortgages, mortgage-backed securities, debit balances on credit card accounts or U.S. Government securities; and commercial paper obligations.
The Fund invests primarily in U.S. dollar denominated, investment grade fixed income securities. A security is considered to be investment grade if it is rated in one of the highest four categories by at least one nationally recognized statistical rating organization (“Rating Organization”) at the time of investment.
The Adviser seeks to outperform the Bloomberg 1‑3 Year U.S. Government/Credit Index through an actively managed diversified portfolio of debt securities. The Adviser’s investment philosophy emphasizes shifts in the Fund’s portfolio among various sectors of the debt market, subject to the Fund’s credit quality constraints for its portfolio. The Adviser also actively manages the Fund based upon the average duration and yield to maturity of the Fund’s portfolio and the Adviser’s perceived trends in interest rates.

The anticipated weighted average maturity of the Fund is up to five years. The anticipated weighted average duration for the Fund is up to 3.5 years. The duration of an instrument is different from the maturity of an instrument in that duration measures the average period remaining until the discounted value of the amounts due (principal and interest) under the instrument are to be paid, rather than the instrument’s stated final maturity. In addition, a portfolio duration of 3.5 years means that if interest rates increased by one percent, the value of the portfolio would decrease by approximately 3.5 percent. For purposes of calculating duration, instruments allowing prepayment will be assigned a prepayment schedule by the Adviser based upon industry experience.
The Fund may invest up to 100% of its total assets in debt securities that at the time of purchase are rated at least “BBB‑” (or its equivalent) by at least one Rating Organization. The Adviser does not intend to purchase securities for the Fund that are rated below “BBB‑” at the time of purchase. However, securities that are downgraded below “BBB‑” (or its equivalent) after purchase may continue to be held in the Fund.
Dated: February 3, 2022
WILLIAM BLAIR FUNDS
150 North Riverside Plaza
Chicago, Illinois 60606
Please retain this supplement with your Prospectus for future reference.